EXHIBIT 10.4 INSPIRE MEDICAL SYSTEMS, INC. 2018 INCENTIVE AWARD PLAN PERFORMANCE STOCK UNIT AWARD GRANT NOTICE Inspire Medical Systems, Inc., a Delaware corporation, (the “Company”), pursuant to its 2018 Incentive Award Plan, as amended from time to time (the “Plan”), hereby grants to the holder listed below (the “Participant”), an award of performance stock units (“Performance Stock Units” or “PSUs”). Each vested Performance Stock Unit represents the right to receive, in accordance with the Performance Stock Unit Award Agreement attached hereto as Exhibit A (the “Agreement”), a number of shares of Common Stock (each, a “Share”) based on the Company’s achievement of certain performance goals over the applicable performance period. This award of Performance Stock Units is subject to all of the terms and conditions set forth herein and in the Agreement and the Plan, each of which are incorporated herein by reference. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Performance Stock Unit Award Grant Notice (the “Grant Notice”) and the Agreement. Grant Number: [_______________________] Participant: [_______________________] Grant Date: [_______________________] Target Number of PSUs: [_______________________] Vesting Schedule: The PSUs shall vest as provided in Exhibit B. By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant agrees, to the fullest extent permitted by law, that in lieu of receiving documents in paper format, Participant accepts the electronic delivery of any documents the Company, or any third party involved in administering the Plan which the Company may designate, may deliver in connection with this grant (including the Plan, this Grant Notice, the Agreement, account statements, or other communications or information) whether via the Company’s intranet or the Internet site of such third party or via email or such other means of electronic delivery specified by the Company. By Participant’s acceptance hereof (whether written, electronic or otherwise), Participant and the Company agree that the PSUs are granted under and governed by the terms and conditions of the Plan, this Grant Notice and the Agreement. INSPIRE MEDICAL SYSTEMS, INC. By: Print Name: Title: [_______________________] [_______________________] PARTICIPANT Name: [_______________________]

A-1 EXHIBIT A TO PERFORMANCE STOCK UNIT AWARD GRANT NOTICE PERFORMANCE STOCK UNIT AWARD AGREEMENT Pursuant to the Performance Stock Unit Award Grant Notice (the “Grant Notice”) to which this Performance Stock Unit Award Agreement (this “Agreement”) is attached, Inspire Medical Systems, Inc., a Delaware corporation (the “Company”), has granted to the Participant the number of performance stock units (“Performance Stock Units” or “PSUs”) set forth in the Grant Notice under the Company’s 2018 Incentive Award Plan, as amended from time to time (the “Plan”). Each Performance Stock Unit represents the right to receive a number of shares of Common Stock (each, a “Share”) based on the Company’s achievement of certain performance goals. Capitalized terms not specifically defined herein shall have the meanings specified in the Plan and Grant Notice. ARTICLE I. GENERAL 1.1 Incorporation of Terms of Plan. The PSUs are subject to the terms and conditions of the Plan, which are incorporated herein by reference. In the event of any inconsistency between the Plan and this Agreement, the terms of the Plan shall control. ARTICLE II. GRANT OF PERFORMANCE STOCK UNITS 2.1 Grant of PSUs. Pursuant to the Grant Notice and upon the terms and conditions set forth in the Plan and this Agreement, effective as of the Grant Date set forth in the Grant Notice, the Company hereby grants to the Participant an award of PSUs under the Plan in consideration of the Participant’s past and/or continued employment with or service to the Company or any Subsidiaries and for other good and valuable consideration. 2.2 Unsecured Obligation to PSUs. Each PSU constitutes the right to receive a number of Shares upon vesting, as determined in accordance with Section 2.3 and 2.6 below. Unless and until the PSUs have vested in the manner set forth in Article 2 hereof, the Participant will have no right to receive Common Stock under any such PSUs. Prior to actual payment of any vested PSUs, such PSUs will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company. 2.3 Vesting Schedule; Acceleration; Change in Control. (a) Subject to Section 2.5 hereof, the PSUs shall vest and become non- forfeitable with respect to the applicable portion thereof in accordance with Exhibit B to the Grant Notice and this Section 2.3. (b) Notwithstanding Section 2.3(a), if a Change in Control occurs and upon the Change in Control the PSUs are assumed, substituted, replaced or continued by the surviving

A-2 corporation or successor (or affiliate thereof), a number of PSUs equal to the Target Number of PSUs shall immediately vest if Participant experiences a Termination of Service by the Company without Cause or by the Participant for Good Reason within the twelve month period following such Change in Control as of the date of such Termination of Service. If a Change in Control occurs, Participant has not experienced a Termination of Service prior to the date of the Change in Control and the PSUs are not assumed, substituted, replaced or continued by the surviving corporation or successor (or affiliate thereof) in connection with the Change in Control, then a number of PSUs equal to the greater of (i) such number of PSUs as would vest based on the achievement of the Performance Metrics as determined by the Administrator as of the Change in Control in accordance with Exhibit B and (ii) the Target Number of PSUs shall immediately fully vest upon the Change in Control. (c) Notwithstanding Section 2.3(a), if Participant experiences a Termination of Service due to Participant’s death or Disability and which occurs following the first twelve months of the Performance Period, a number of PSUs equal to the Target Number of PSUs, pro- rated by a fraction, the numerator of which is the number of days which have elapsed since the beginning of the Performance Period through and including the date of Participant’s Termination of Service, and the denominator of which is the total number of days comprising the Performance Period, shall vest as of the date of such Termination of Service. (d) Notwithstanding Section 2.3(a), if Participant experiences a Termination of Service due to Participant’s Qualifying Retirement which occurs following the first twelve months of the Performance Period, a pro rata number of PSUs will remain eligible to vest based on actual performance for the Performance Period in accordance with Exhibit B, which pro rata portion will be determined by multiplying the total number of PSUs that vest based on actual performance for the Performance Period, as determined by the Administrator, by a fraction, the numerator of which is the number of days which have elapsed since the beginning of the Performance Period through and including the date of Participant’s Qualifying Retirement, and the denominator of which is the total number of days comprising the Performance Period. (e) For purposes of this Agreement: (i) “Cause” shall mean the Company and its Subsidiaries having “Cause” to terminate Participant’s employment or services, as such term is defined in any relevant employment agreement between Participant and the Company or any of its Subsidiaries; provided that, in the absence of such agreement containing such definition, the Company and its Subsidiaries shall have “Cause” to terminate Participant’s employment or services upon: (A) Participant’s dishonesty, fraud, misrepresentation, embezzlement or deliberate injury or attempted injury, in each case related to the Company and its Subsidiaries, (B) any unlawful or criminal activity of a serious nature by Participant, (C) Participant’s intentional breach of a duty or duties that, individually or in the aggregate, are material in relation to Participant’s overall duties, or (D) Participant’s material breach of any employment, service, confidentiality or non-compete agreement entered into with the Company or any of its Subsidiaries;

A-3 (ii) “Disability” shall have the meaning ascribed to such term in any relevant employment agreement between Participant and the Company or any of its Subsidiaries; provided that, in the absence of such agreement containing such definition, “Disability” shall mean the disability of Participant such as would entitle the Participant to receive disability income benefits pursuant to the long-term disability plan of the Company or Subsidiary thereof then covering Participant or, if no such plan exists or is applicable to Participant, the permanent and total disability of Participant within the meaning of Section 22(e)(3) of the Code; (iii) “Good Reason” shall mean (A) a material reduction, without Participant’s consent, in Participant’s duties or responsibilities, (B) a material reduction, without Participant’s consent, of its base salary, unless such reduction is part of an overall reduction in salary for employees and Participant’s reduction is proportionate to the overall reduction in salary, (C) the Company moving the Participant’s place of employment, without Participant’s consent, more than fifty (50) miles from the place of Participant’s employment prior to such move, although business travel shall not be deemed to be a move of Participant’s place of employment, or (D) if Participant has an employment agreement with the Company or any of its Subsidiaries, the Company or such Subsidiary’s material breach of any such employment agreement. Whether or not an event giving rise to “Cause” or “Good Reason” occurs will be determined by the Administrator in its sole discretion; (iv)“Qualifying Retirement” means a Participant’s retirement from service with the Company and its Subsidiaries that occurs no earlier than six (6) months after the date upon which such Participant provides the Company with written notice of his or her retirement date at a time when such Participant is Retirement Eligible, provided that such Participant remains in active service in good standing with the Company and its Subsidiaries through immediately prior to such termination of service. For the avoidance of doubt, if such Participant experiences a termination of employment or service for any reason prior to the satisfaction of each of the requirements set forth in the preceding sentence, such termination shall not be deemed to have occurred by reason of the Participant’s Qualifying Retirement for purposes of this Agreement; (v)“Retirement Eligible” means a Participant that: (i) has attained age sixty (60) and (ii) has completed ten (10) years of continuous employment or service with the Company and its Subsidiaries. 2.4 Consideration to the Company. In consideration of the grant of the award of PSUs pursuant hereto, the Participant agrees to render faithful and efficient services to the Company or any Subsidiary.

A-4 2.5 Forfeiture, Termination and Cancellation. (a) Subject to Sections 2.3(b) – (d) and to subsection (b) below, upon Participant’s Termination of Service for any or no reason, all Performance Stock Units which have not vested prior to or in connection with such Termination of Service shall thereupon automatically be forfeited, terminated and cancelled as of the applicable date of the Termination of Service without payment of any consideration by the Company, and the Participant, or the Participant’s beneficiary or personal representative, as the case may be, shall have no further rights hereunder. (b) No portion of the PSUs which has not become vested as of the date on which the Participant incurs a Termination of Service, after giving effect to any acceleration of vesting in connection with such Termination of Service, shall thereafter become vested. 2.6 Settlement upon Vesting. (a) As soon as administratively practicable following the vesting of any Performance Stock Units pursuant to Section 2.3 hereof, but in no event later than March 15 of the calendar year following the year in which the vesting date occurs (for the avoidance of doubt, this deadline is intended to comply with the “short term deferral” exemption from Section 409A of the Code), the Company shall deliver to the Participant (or any transferee permitted under Section 3.2 hereof) a number of Shares equal to the number of vested PSUs. Notwithstanding the foregoing, in the event Shares cannot be issued pursuant to Section 10.4 of the Plan, the Shares shall be issued pursuant to the preceding sentence as soon as administratively practicable after the Administrator determines that Shares can again be issued in accordance with such Section. (b) As set forth in Section 10.2 of the Plan, the Company shall have the authority and the right to deduct or withhold, or to require the Participant to remit to the Company, an amount sufficient to satisfy all applicable federal, state, local and foreign income and payroll taxes required by law to be withheld with respect to any taxable event arising in connection with the Performance Stock Units based on the maximum statutory withholding rates applicable to supplemental taxable income. The Company shall not be obligated to deliver any Shares to the Participant or the Participant’s legal representative unless and until the Participant or the Participant’s legal representative shall have paid or otherwise satisfied in full the amount of all federal, state, local and foreign taxes applicable to the taxable income of the Participant resulting from the grant or vesting of the Performance Stock Units or the issuance of Shares. 2.7 Conditions to Delivery of Shares. The Shares deliverable hereunder may be either previously authorized but unissued Shares, treasury Shares or issued Shares which have then been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue Shares deliverable hereunder prior to fulfillment of the conditions set forth in Section 10.4 of the Plan. 2.8 Rights as Stockholder. The holder of the PSUs shall not be, nor have any of the rights or privileges of, a stockholder of the Company, including, without limitation, voting rights and rights to dividends, in respect of the PSUs and any Shares underlying the PSUs and deliverable hereunder unless and until such Shares shall have been issued by the Company and held of record by such holder (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for a dividend or other

A-5 right for which the record date is prior to the date the Shares are issued, except as provided in Section 12.2 of the Plan. ARTICLE III. OTHER PROVISIONS 3.1 Administration. The Administrator shall have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. All actions taken and all interpretations and determinations made by the Administrator in good faith shall be final and binding upon the Participant, the Company and all other interested persons. No member of the Administrator or the Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan, this Agreement or the PSUs. 3.2 PSUs Not Transferable. The PSUs shall be subject to the restrictions on transferability set forth in Section 10.3 of the Plan. 3.3 Tax Consultation. The Participant represents that the Company has not provided the Participant with any tax advice in connection with the PSUs and that the Participant is not relying on the Company for any tax advice in connection with the PSUs. 3.4 Binding Agreement. Subject to the limitation on the transferability of the PSUs contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto. 3.5 Adjustments Upon Specified Events. The Participant acknowledges that the PSUs are subject to adjustment, modification and termination in certain events as provided in this Agreement and Section 12.2 of the Plan. 3.6 Notices. Any notice to be given under the terms of this Agreement to the Company shall be addressed to the Company in care of the Secretary of the Company at the Company’s principal office, and any notice to be given to the Participant shall be addressed to the Participant at the Participant’s last address reflected on the Company’s records. By a notice given pursuant to this Section 3.6, either party may hereafter designate a different address for notices to be given to that party. Any notice shall be deemed duly given when sent via email or when sent by certified mail (return receipt requested) and deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service. 3.7 Participant’s Representations. If the Shares issuable hereunder have not been registered under the Securities Act or any applicable state laws on an effective registration statement at the time of such issuance, the Participant shall, if required by the Company, concurrently with such issuance, make such written representations as are deemed necessary or appropriate by the Company and/or its counsel. 3.8 Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement. 3.9 Governing Law. The laws of the State of Delaware shall govern the interpretation, validity, administration, enforcement and performance of the terms of this Agreement regardless

A-6 of the law that might be applied under principles of conflicts of laws. 3.10 Conformity to Securities Laws. The Participant acknowledges that the Plan and this Agreement are intended to conform to the extent necessary with all provisions of the Securities Act and the Exchange Act and any other Applicable Law. Notwithstanding anything herein to the contrary, the Plan shall be administered, and the PSUs are granted, only in such a manner as to conform to Applicable Law. To the extent permitted by Applicable Law, the Plan and this Agreement shall be deemed amended to the extent necessary to conform to such Applicable Law. 3.11 Amendment, Suspension and Termination. To the extent permitted by the Plan, this Agreement may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator or the Board; provided, however, that, except as may otherwise be provided by the Plan, no amendment, modification, suspension or termination of this Agreement shall adversely affect the PSUs in any material way without the prior written consent of the Participant. 3.12 Successors and Assigns. The Company may assign any of its rights under this Agreement to single or multiple assignees, and this Agreement shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth in Section 3.2 hereof, this Agreement shall be binding upon the Participant and his or her heirs, executors, administrators, successors and assigns. 3.13 Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan or this Agreement, if the Participant is subject to Section 16 of the Exchange Act, then the Plan, the PSUs and this Agreement shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Law, this Agreement shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. 3.14 Not a Contract of Service Relationship. Nothing in this Agreement or in the Plan shall confer upon Participant any right to continue to serve as an employee or other service provider of the Company or any of its Subsidiaries or interfere with or restrict in any way with the right of the Company or any of its Subsidiaries, which rights are hereby expressly reserved, to discharge or to terminate for any reason whatsoever, with or without cause, the services of the Participant’s at any time. 3.15 Section 409A. This Award is not intended to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code (together with any Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the date hereof, “Section 409A”). However, notwithstanding any other provision of the Plan, the Grant Notice or this Agreement, if at any time the Administrator determines that this Award (or any portion thereof) may be subject to Section 409A, the Administrator shall have the right in its sole discretion (without any obligation to do so or to indemnify Participant or any other person for failure to do so) to adopt such amendments to the Plan, the Grant Notice or this Agreement, or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, as the Administrator determines are necessary or appropriate for this

A-7 Award either to be exempt from the application of Section 409A or to comply with the requirements of Section 409A. 3.16 Limitation on Participant’s Rights. Participation in the Plan confers no rights or interests other than as herein provided. This Agreement creates only a contractual obligation on the part of the Company as to amounts payable and shall not be construed as creating a trust. Neither the Plan nor any underlying program, in and of itself, has any assets. The Participant shall have only the rights of a general unsecured creditor of the Company and its Subsidiaries with respect to amounts credited and benefits payable, if any, with respect to the PSUs, and rights no greater than the right to receive the Common Stock as a general unsecured creditor with respect to PSUs, as and when payable hereunder.

B-8 EXHIBIT B TO PERFORMANCE STOCK UNIT AWARD GRANT NOTICE PSU AWARD DETAILS